EXHIBIT 99

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Key Tronic Corporation (the “Company”) on Form 10-K for the period ended June 29, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-K”), I Jack W. Oehlke, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)  The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ JACK W. OEHLKE
Jack W. Oehlke President and Chief Executive Officer

Dated:    September 11, 2002

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Key Tronic Corporation (the “Company”) on Form 10-K for the period ended June 29, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-K”), I Ronald F. Klawitter, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)  The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ RONALD F. KLAWITTER
Ronald F. Klawitter Executive Vice President of Administration, Chief Financial Officer and Treasurer

Dated:    September 11, 2002